                                                                    EXHIBIT 99.3

              ASSIGNMENT, ASSUMPTION AND NOVATION AGREEMENT (CED)

     THIS ASSIGNMENT, ASSUMPTION AND NOVATION AGREEMENT (this "Agreement") is dated as of the 18/th/ day of October, 1999, by and between FPL Energy Operating Services, Inc., a Florida corporation ("Assignor"), and Coso Operating Company LLC, a Delaware limited liability company ("Assignee").

     All capitalized terms not otherwise defined herein have the meanings set forth in that certain Indenture (the "Indenture"), dated as of May 28, 1999, by and among Caithness Coso Funding Corp., a Delaware corporation, Coso Finance Partners, a California general partnership, Coso Energy Developers, a California general partnership, Coso Power Developers, a California general partnership, and U.S. Bank Trust National Association as trustee.

     WHEREAS, Assignor desires to transfer all of its rights and responsibilities respecting the Plant O&M Agreement (as defined below) to Assignee; and

     WHEREAS, Assignee desires to assume Assignor's rights and responsibilities under the Plant O&M Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.   ASSIGNMENT OF PLANT O&M AGREEMENT:
          ---------------------------------

          Assignor hereby grants, bargains, sells, assigns, transfers and delivers to Assignee all of Assignor's right, title and interest in and to the Operation and Maintenance Agreement (BLM Project), dated as of May 28, 1999, by and among Coso Energy Developers ("CED"), Assignee, Coso Transmission Line Partners and Assignor (the "Plant O&M Agreement"). Except as set forth in
Section 6 hereof, such grant, bargain, sale, assignment and delivery of Assignor's interest in the Plant O&M Agreement is made without any representation or warranty by Assignor.

     2.   ASSUMPTION OF LIABILITIES:
          -------------------------

          Assignee hereby accepts the assignment of the Plant O&M Agreement and hereby assumes, and agrees to pay and perform when due, the obligations imposed upon Assignor under and with respect to the Plant O&M Agreement accruing or arising on or after the date of this Agreement.

     3.   ADDITIONAL DOCUMENTS:
          --------------------

          In order to effectuate the assignment of the Plant O&M Agreement, the parties will, at the sole cost and expense of Assignee, cause the following additional documents to be executed and delivered:

          (a) Assumption Agreement with respect to that certain Security Agreement (BLM) regarding Governmental Approvals, dated as of May 28, 1999, and amendments to the related UCC's (2);

          (b) Termination Agreement and Consent with respect to that certain FPL Operating Fee Subordination Agreement (BLM) dated as of May 28, 1999;

          (c) Termination Agreement with respect to that certain Consent and Agreement (O&M Agreement) (BLM) dated as of May 28, 1999;

          (d) Certification from CED, pursuant to Section 4.15 of the Credit Agreement, dated as of May 28, 1999, by and between Caithness Coso Funding Corp. and CED, that the termination, amendment, replacement or modification of the above agreements will not have a Material Adverse Effect; and

          (e) Notification to and consent of U.S. Bank Trust National Association, as trustee and as collateral agent, as required by the applicable Financing Documents .

          Assignee agrees to use its best efforts to execute, or to cause its affiliates to execute, the documents called for by this Section. Assignor agrees to execute such agreements, reasonably satisfactory in form and substance to it, and take such actions as may be reasonably necessary on its part to effectuate the foregoing. The forms of all such documents shall be prepared by Assignee or its affiliates at its expense and shall be subject to approval by the Trustee and Collateral Agent under the Financing Documents.

     4.   COOPERATION:
          -----------

          Assignor and Assignee shall cooperate in transferring all operating activities under the Plant O&M Agreement including, executing the assignments, amendments, replacements and/or terminations of applicable project operating permits listed on Schedule I attached hereto where Assignor is named as an applicant or a responsible party, and such further documents reasonably satisfactory in form and substance to each of them, and taking such further action as may be reasonably necessary for Assignee to secure permits for the BLM Project in its name and for relieving Assignor of any liability and requirements under its existing permits. Assignee shall, or shall cause CED to, pay for all fees and expenses imposed by applicable governmental authorities.

     5.   LIABILITY AND RELEASE:
          ---------------------

          Effective upon the date first written above (the "Effective Date"), Assignor shall have no liability to CED or Assignee and except for Section 9.2.1 of the Plant O&M Agreement, CED and Assignee shall have no further liability to Assignor with respect to the Plant O&M Agreement (or any prior performance, past or future non performance, act or omission under or with respect to the Plant O&M Agreement) except as expressly set forth herein; and concurrent with the execution of this Agreement Assignor, CED and Assignee will each cause to be executed and delivered a Release Agreement in the form of Exhibit A-1 and A-2, attached hereto, respectively.

     6.   PAYMENTS PURSUANT TO THE PLANT O&M AGREEMENT:
          --------------------------------------------

          On the Effective Date, Assignee shall pay to Assignor the amount set forth on Schedule II attached hereto. This amount shall include 100% of all accrued and unpaid Annual Operating Fee, Reimbursable Costs and estimated future Reimbursable Costs (as these terms are defined in the Plant O&M Agreement). Assignor represents and warrants that (a) Schedule III hereto contains a good faith estimate of all Reimbursable Costs for the period from October 1, 1999 through the Effective Date and (b) to the knowledge of Assignor, except for non-material variances to the estimate described in (a) or liabilities relating to the items listed on Schedule IV hereto, Assignor has not accrued, incurred or become liable for any Reimbursable Cost or incurred any liabilities for which Assignee or CED may be responsible or liable. For purposes of this Section, the term "knowledge" shall mean, and be limited to, the actual knowledge of Dan Brake, Production Assurance Manager, John Christensen, Accounting, Cliff Townsley, Accounting, Mike Scott, Environmental, Carolyn Atwood, Environmental, Diana Jackson, Human Resources, Debbie Nash, Human Resources, Chris Ellis, Production Execution, Doug Brown, Production Execution, Rick Brown, Purchasing Manager, Don Wells, Plant General Manager, and Don Blatchley, Production Manager.

          In the event that such estimated future Reimbursable Costs are less than the actual Reimbursable Costs which are incurred by Assignor and Assignor has not been reimbursed by Assignee or CED for such costs, then on or before the 30/th /day after the Effective Date, Assignee shall pay to Assignor such difference. Additionally, in the event that such estimated future Reimbursable Costs are greater than the actual Reimbursable Costs which are incurred by Assignor, and Assignor has been reimbursed by Assignee for such excess, then on or before the 30/th/ day after the Effective Date, Assignor shall pay to Assignee such excess.

     7.   TRANSFER OF EMPLOYEES:
          ---------------------

          Assignor agrees that Assignee shall have the right to offer employment to any employee of Assignor who is employed by Assignor at the BLM Project at the Effective Date (a "Project Employee") on the terms determined by Assignee; and Assignee agrees at the Effective Date to offer the Project Employees employment on terms determined by Assignee and that no benefits of the Project Employees shall carry over except for accrued vacation and seniority of employment.

          Assignee agrees to give Assignor prompt written notice of all such offers of employment that are made to the Project Employees and any that are rejected. Assignee agrees to reimburse Assignor for severance payments and benefits (collectively, "Severance Benefits") agreed to be made by Assignor to any Project Employee who is not offered comparable employment (including, without limitation, comparable wages and benefits) at the BLM Project.

Assignor shall have discretion in determining the Severance Benefits to be provided to the Project Employees provided that such Severance Benefits are reasonably consistent with past practices of Assignor and its affiliates. Additionally, if a Project Employee is employed by Assignee but is terminated by Assignee without cause within six (6) months following the date of employment of such Project Employee by Assignee, such Project Employee will be treated as a Project Employee who was not offered employment by Assignee.

          Each request for reimbursement by Assignor in respect to a Project Employee must only state (i) the identity of the Project Employee(s) who have received or will receive such Severance Benefits, and (ii) in reasonable detail, the amount of the Severance Benefits made or to be made to such Project Employee(s) and, if applicable, include a copy of any agreement entered into by such Project Employee(s) and Assignor with respect to termination of employment. The reimbursement payment shall be made by CED or Assignee within thirty (30) days following receipt by Assignee of such written request. Assignee agrees that, with respect to any Project Employee in respect of which Assignee shall pay or reimburse Assignor for Severance Benefits as described above, Assignee shall also pay (or to the extent paid by Assignor or any affiliate of Assignor, reimburse Assignor and its affiliates for) any taxes, or other costs, related to such Severance Benefits and incurred by Assignor or its affiliates.

     8.   DELIVERY OF OPERATING DATA AND RECORDS:
          --------------------------------------

          On the Effective Date, Assignor agrees to deliver at the BLM Project the operating data and records, maintained pursuant to Section 2.5 of the Plant O&M Agreement, to Assignee or to any individual or entity designated by Assignee.

     9.   INDEMNITY:
          ---------

     Assignee and CED agree to jointly and severally defend, indemnify and hold harmless Assignor, any shareholder in Assignor and any of their respective officers, directors, employees, agents, attorneys and affiliates (collectively, the "Assignor Indemnified Parties") from and against, on a net after-tax basis, and shall pay and reimburse the Assignor Indemnified Parties for, any loss, cost or other expense that any such Assignor Indemnified Party incurs or suffers arising out of any claim (a) made at any time after the Effective Date by any person or entity against Assignor which relates to or arises out of any of the project permits listed in Schedule I attached hereto or (b) which relates to or arises out of any representation or warranty of Assignee herein not being true and correct as and when made, or any agreement of Assignee in this Agreement or the Plant O&M Agreement not being performed. Assignor shall give prompt written notice to Assignee of any matter in respect of which indemnity may be sought pursuant to this Section (provided that a failure to give timely notice shall not affect rights to indemnification under this Section except to the extent that Assignee or CED has been damaged by such failure) and shall reasonably cooperate with Assignee and CED with respect to the resolution of any such matter.

          10.  BINDING EFFECT:
               --------------

               This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, administrators, successors and assigns.

          11.  GOVERNING LAW:
               -------------

               This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within the State and without reference to the choice of law principles of the State of California or any other state.


  [Remainder of page intentionally left blank. Next page is signature page.]

          IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.

"Assignor"                    FPL ENERGY OPERATING SERVICES, INC.,
                              a Florida corporation


                              By:        /s/ James A. Keener
                                  -------------------------------------
                                  Name:  James A. Keener
                                  Title: Vice President

"Assignee"                    COSO OPERATING COMPANY LLC,
                              a Delaware limited liability company


                              By:        /s/ Christopher McCallion
                                  -------------------------------------
                                  Name:  Christopher McCallion
                                  Title: Executive Vice President and
                                         Chief Financial Officer

     The undersigned acknowledge the foregoing Agreement and specifically agree to the provisions of this Agreement applicable to it.

"CED"                         COSO ENERGY DEVELOPERS,
                              a California general partnership

                              By:  New CHIP Company, LLC,
                                   a Delaware limited liability company,
                                   Its: Managing General Partner


                                   By:    /s/ Christopher McCallion
                                         ---------------------------------
                                          Name:  Christopher McCallion
                                          Title: Executive Vice President
                                                 and Chief Financial Officer


"CTLP"                        COSO TRANSMISSION LINE PARTNERS,
                              a California general partnership

                              By:  Coso Energy Developers,
                                   a California general partnership,
                                   Its:  General Partner

                              By:  New Chip Company, LLC,
                                   a Delaware limited liability company,
                                   Its:  Managing General Partner


                                   By:  /s/ Christopher McCallion
                                      ---------------------------------
                                      Name:  Christopher McCallion
                                      Title: Executive Vice President and
                                             Chief Financial Officer

                         By:  Coso Power Developers,
                              a California general partnership,
                              Its:  General Partner

                              By:  New CTC Company, LLC,
                                   a Delaware limited liability company,
                                   Its:  Managing General Partner


                                   By:  /s/ Christopher McCallion
                                      ---------------------------------
                                      Name:  Christopher McCallion
                                      Title: Executive Vice President and
                                             Chief Financial Officer

                                  Schedule I
                                      to
                 Assignment, Assumption and Novation Agreement

                                Project Permits
                                ---------------

     The following list identifies those permits and authorizations for which FPL Energy Operating Services, Inc. was named as or identified as a plant operator/1/:

     1.   California Regional Water Quality Board - Lahontan Region.

          (i)     Order No. 89-018, WDID No. 6B14402001

          (ii)    Order No. 6-89-58, WDID No. 6B148020013

          (iii)   Order No. 89-026, WDID No. 6B148020012

          (iv)    Order No. 89-161, WDID No. 6B148905001

     2.   California Energy Commission

          Small Power Plant Exemption Decision No. 88-SPPE-1C; Order No. 94-0413-04(a); and Order No. 88-0217-2(1)

     3.   Great Basin Unified Air Pollution Control District

     4.   Title V (Clean Air Act 42 U.S.C. (S)(S) 7401 et. seq.) permit
                                                       --
          application originally submitted May 1996.

                       [Air permits begin on next page.]

_______________________

     /1/ In some cases, application has been made, but no permit has yet been issued in the name of FPL Energy Operating Services, Inc.

                                NAVY 1 PROJECT
         --------------------------------------------------------------
                Unit/Well No.                         ATC/PTO No.
         --------------------------------------------------------------
                      118                               235-4
         --------------------------------------------------------------
                      15-8                              194-7
         --------------------------------------------------------------
                      15A-8                             235
         --------------------------------------------------------------
                      16-8                              235-1
         --------------------------------------------------------------
                      16A-8                             345
         --------------------------------------------------------------
                      24-8                              402
         --------------------------------------------------------------
                      24B-8                             445
         --------------------------------------------------------------
                      31-8                              194-4
         --------------------------------------------------------------
                      34-9                              421
         --------------------------------------------------------------
                      34A-9                             728
         --------------------------------------------------------------
                      38-9                              685
         --------------------------------------------------------------
                      38A-9                             844
         --------------------------------------------------------------
                      38B-9                             893
         --------------------------------------------------------------
                      41A-8                             326
         --------------------------------------------------------------
                      47-8                              349
         --------------------------------------------------------------
                      47A-8                             362
         --------------------------------------------------------------
                      52-7                              344
         --------------------------------------------------------------
                      52A-7                             355
         --------------------------------------------------------------
                      52B-7                             656
         --------------------------------------------------------------
                      54-7                              353
         --------------------------------------------------------------
                      61-7                              356
         --------------------------------------------------------------
                      61A-7                             409
         --------------------------------------------------------------
                      61B-7                             710
         --------------------------------------------------------------
                      63-7                              317
         --------------------------------------------------------------
                      63A-7                             318
         --------------------------------------------------------------
                      63B-7                             386
         --------------------------------------------------------------
                      66-7                              443
         --------------------------------------------------------------
                      66A-7                             663
         --------------------------------------------------------------

                                NAVY 1 PROJECT
         --------------------------------------------------------------
                Unit/Well No.                         ATC/PTO No.
         --------------------------------------------------------------
                     68-6                               779
         --------------------------------------------------------------
                     71-7                               194-5
         --------------------------------------------------------------
                     71A-7                              194-6
         --------------------------------------------------------------
                     71B-7                              309
         --------------------------------------------------------------
                     73-7                               314
         --------------------------------------------------------------
                     73A-7                              315
         --------------------------------------------------------------
                     75-7                               194
         --------------------------------------------------------------
                     75A-7                              194-1
         --------------------------------------------------------------
                     75B-7                              194-2
         --------------------------------------------------------------
                     76-7                               235-2
         --------------------------------------------------------------
                     76A-7                              235-3
         --------------------------------------------------------------
                     76B-7                              308
         --------------------------------------------------------------
                     77-7                               307
         --------------------------------------------------------------
                     78-6                               354
         --------------------------------------------------------------
                     78A-6                              405
         --------------------------------------------------------------
                     78B-6                              674
         --------------------------------------------------------------
                     87-7                               340
         --------------------------------------------------------------
                     87A-7                              621
         --------------------------------------------------------------
              Gasoline Facility                         689
         --------------------------------------------------------------
               Units 1, 2 & 3                      234, 320, 341
         --------------------------------------------------------------

                                NAVY 2 PROJECT
         --------------------------------------------------------------
                Unit/Well No.                         ATC/PTO No.
         --------------------------------------------------------------
                    13-16                               368
         --------------------------------------------------------------
                    14-16                               645
         --------------------------------------------------------------
                    15-17                               363
         --------------------------------------------------------------
                    15A-17                              417
         --------------------------------------------------------------
                    22-16                               667
         --------------------------------------------------------------
                    23-17                               480
         --------------------------------------------------------------
                    23A-17                              714
         --------------------------------------------------------------
                    37-17                               370
         --------------------------------------------------------------
                    37A-17                              415
         --------------------------------------------------------------
                    37B-17                              416
         --------------------------------------------------------------
                    51-16                               715
         --------------------------------------------------------------
                    51A-16                              740
         --------------------------------------------------------------
                    58-18                               463
         --------------------------------------------------------------
                    63-18                               298
         --------------------------------------------------------------
                    63A-18                              413
         --------------------------------------------------------------
                    63B-18                              414
         --------------------------------------------------------------
                    64-16                               448
         --------------------------------------------------------------
                    64A-16                              478
         --------------------------------------------------------------
                    65-18                               475
         --------------------------------------------------------------
                    65A-18                              479
         --------------------------------------------------------------
                    67-17                               364
         --------------------------------------------------------------
                    67B-17                              771
         --------------------------------------------------------------
                    67C-17                              885
         --------------------------------------------------------------
                    72-18                               371
         --------------------------------------------------------------
                    72A-18                              400
         --------------------------------------------------------------
                    72B-18                              401
         --------------------------------------------------------------
                    72C-18                              491
         --------------------------------------------------------------
                    73-18                               369
         --------------------------------------------------------------

                               NAVY 2 PROJECT
         --------------------------------------------------------------
                Unit/Well No.                         ATC/PTO No.
         --------------------------------------------------------------
                   73A-18                               391
         --------------------------------------------------------------
                   76-18                                482
         --------------------------------------------------------------
                   76A-18                               490
         --------------------------------------------------------------
                   76B-18                               682
         --------------------------------------------------------------
                   78-7                                 359
         --------------------------------------------------------------
                   81-18                                476
         --------------------------------------------------------------
                   81A-18                               894
         --------------------------------------------------------------
                   83-16                                635
         --------------------------------------------------------------
                   83A-16                               683
         --------------------------------------------------------------
                   83B-16                               690
         --------------------------------------------------------------
                   86-17                                665
         --------------------------------------------------------------
                Units 4, 5 & 6                    468, 471 & 470
         --------------------------------------------------------------

                                  BLM PROJECT
         --------------------------------------------------------------
                Unit/Well No.                         ATC/PTO No.
         --------------------------------------------------------------
                   16-20                                646
         --------------------------------------------------------------
                   16A-20                               673
         --------------------------------------------------------------
                   16B-20                               697
         --------------------------------------------------------------
                   23-19                                375
         --------------------------------------------------------------
                   23A-19                               789
         --------------------------------------------------------------
                   24-20                                322
         --------------------------------------------------------------
                   24A-20                               351
         --------------------------------------------------------------
                   24B-20                               378
         --------------------------------------------------------------
                   24C-20                               397
         --------------------------------------------------------------
                   32-20                                436
         --------------------------------------------------------------
                   32A-20                               450
         --------------------------------------------------------------
                   33-19                                288
         --------------------------------------------------------------
                   33A-19                               696
         --------------------------------------------------------------
                   33B-19                               834
         --------------------------------------------------------------
                   34-20                                432
         --------------------------------------------------------------
                   34A-20                               444
         --------------------------------------------------------------
                   35-20                                424
         --------------------------------------------------------------
                   35A-20                               423
         --------------------------------------------------------------
                   35B-20                               422
         --------------------------------------------------------------
                   43-7                                 903
         --------------------------------------------------------------
                   46-19                                768
         --------------------------------------------------------------
                   46A-19                               774
         --------------------------------------------------------------
                   47-20                                434
         --------------------------------------------------------------
                   47A-20                               451
         --------------------------------------------------------------
                   47B-20                               785
         --------------------------------------------------------------
                   52-20                                775
         --------------------------------------------------------------
                   58A-18                               737
         --------------------------------------------------------------
                   58B-18                               895
         --------------------------------------------------------------

                                  BLM PROJECT
         --------------------------------------------------------------
                Unit/Well No.                         ATC/PTO No.
         --------------------------------------------------------------
                   66-6                                 904
         --------------------------------------------------------------
                   68-20                                323
         --------------------------------------------------------------
                   68A-20                               404
         --------------------------------------------------------------
                   68B-20                               459
         --------------------------------------------------------------
                   72A-19                               287
         --------------------------------------------------------------
                   72B-19                               372
         --------------------------------------------------------------
                   73-19                                289
         --------------------------------------------------------------
                   74-19                                431
         --------------------------------------------------------------
                   74A-19                               449
         --------------------------------------------------------------
                   74B-19                               469
         --------------------------------------------------------------
                   81-19                                439
         --------------------------------------------------------------
                   81A-19                               461
         --------------------------------------------------------------
                   81B-19                               738
         --------------------------------------------------------------
                   88-1                                 905
         --------------------------------------------------------------
                   88-20                                504
         --------------------------------------------------------------
                Units 7, 8 & 9                     379, 380, 457
         --------------------------------------------------------------

                                   BLM NORTH
         --------------------------------------------------------------
                Unit/Well No.                         ATC/PTO No.
         --------------------------------------------------------------
                   58A-18                               737
         --------------------------------------------------------------
                   58B-18                               895
         --------------------------------------------------------------
                   43-7                                 903
         --------------------------------------------------------------
                   66-6                                 904
         --------------------------------------------------------------
                   88-1                                 905
         --------------------------------------------------------------
                   43A-7                                966
         --------------------------------------------------------------

                                  Schedule II
                                       to
                 Assignment, Assumption and Novation Agreement

                                Closing Payment
                                ---------------

Time and Benefits:
--------------------------
 Wells, Don                        $  31,993.54       Plant Management
 Atwood, Carol                         3,447.49       Environmental Services
 McCloud                               3,355.64       30 hrs transition work planning
                                                      coordination of personnel
 Christensen, John                    12,716.28       Accounting, Business Processes
 Brownlee                                912.56       HR
 Waldon                                2,184.93       Miscellaneous Administrative
 Walker                                5,250.87       Payroll & Benefits processing, reporting
 Bazata, Jaimie                          742.71       Cash Mgmt, Bank Recs, Funding,
                                                      Bookkeeping
 Brownlee                             11,200.00       Human Resources Setup Mar/Apr           160 hrs @ $70
 Daly                                  9,000.00       Human Resources Setup Mar/Apr           200 hrs @ $45
 OSI Employees                         3,500.00       Humes, Freilley, Hansen, Talovich       100 hrs @ $35
                                                      Generator

 Pre-employment costs:
   Vendor:  S.A.S.S.                   1,760.00
   Vendor:  RSI                          804.00
   Vendor:  BMS Consulting             3,879.55
   Vendor:  Pembrook                   3,645.00
                                   ------------
 Totals                               94,392.57

Expenses:
--------------------------

 Travel & Meals:

 Travel                            $   6,669.88
 Meals                                   773.91
 Invoice # 1st Qtr 1999                5,927.15       Per Invoice
 Invoice # 4829-09                     2,092.51       Per Invoice
                                   ------------
 Total Travel & Meals                 15,463.45


 Other Expenses:
 Office expenses                           9.10
 Freight                                 818.45
 Computer equipment                           -
 Computer software                       100.17
 Telephone                               769.51
 Cellular telephone                      148.65
 Outside services:                            -
   Ronald Reagan                       2,330.65       Unit 1 failure

   David Brown                           272.00       Unit 1 failure
   Ronald Johnsen                        900.00       Unit 1 failure
   Gary Griffith                       3,075.00       Unit 1 failure
   M E Thomaston                       6,324.00       Protection and Controls work
   Robert Doyle                        5,332.00       Protection and Controls work
                                   ------------
Total Other Expenses                  20,079.53

O&M Fee:

 CED                                  79,655.56       214 days March 1-Oct 1, 1999
 CFP                                  79,655.56       214 days March 1-Oct 1, 1999
 CPD                                  79,655.56       214 days March 1-Oct 1, 1999
                                   ------------
                                     238,967.00

Amounts paid                       $ (10,664.55)

Payroll paid for 10/8              $(254,151.74)
 paydate
                                   ------------
Total Amount Through               $ 104,085.92
 October 1, 1999

Estimated Reimbursables
 Oct 1 - Oct 17, 1999                560,055.14       From Schedule III
                                   ------------

Total Amount
 Transferred at Closing:             664,141.07
                                   ============

                                  Schedule III
                                       to
                 Assignment, Assumption and Novation Agreement

                             All Reimbursable Costs
                             ----------------------

Payroll & Benefits
 Estimated Charges Pending:
   Accounting                         5,695.00                                 General Bookkeeping Cash
                                                                               Mgmt etc.
   Other West Regional Office        10,500.00      150 hrs @ $70              Production Assurance, Env,
                                                                               Safety etc.
   Wells                              8,960.00      112 hrs @ $80              PGM time
   Site Payroll                     254,151.74      Includes Benefit           Actual for 10/8 Paydate
                                                    Premiums
   Site Payroll                     255,000.00      Includes Benefit           Estimate for Paydate 10/22
                                                    Premiums
                                 -------------
                                    534,306.74

Travel & Meals
 HR/IM/Environmental Travel             750.00
 Wells                                  347.57
 Wells-Apt                            5,167.50      6.5 months @
                                                    $795/month
                                 -------------
                                      6,265.07

Bank Charges                            500.00

O&M Fee:
 CED                                  6,327.78      17 days October 1, 1999 -
                                                    October 17, 1999
 CFP                                  6,327.78      17 days October 1, 1999 -
                                                    October 17, 1999
 CPD                                  6,327.78      17 days October 1, 1999 -
                                                    October 17, 1999
                                 -------------
                                     18,983.33

                                    560,055.14
                                 =============

                                  Schedule IV
                                       to
                 Assignment, Assumption and Novation Agreement

               Events From Which Potential Liabilities May Arise
               -------------------------------------------------

1. The H2S venting event which occurred on April 20, 1999 and was reported to the Great Basin Air Pollution Control District ("GBAPCD").

2. The H2S venting event which occurred on June 8, 1999 and was reported to GBAPCD.

3. The H2S venting event which occurred on September 15, 1999 and was reported to GBAPCD.

4. The release of H2S04 to surface soils and the inside tank contamination which occurred on August 10, 1999 and was reported to NAS Geothermal Project Office.

5. All other H2S venting events which occurred during the operation of the Projects by FPLEOS and were reported to GBAPCD using Release Notification Forms.

6. Liabilities associated with the repair, operation, or maintenance of the repaired Navy I Project generator stator.

7. Liabilities associated with the repair, operation, or maintenance of the modified Fuji turbine rotors.

                                  EXHIBIT A-1

                         GENERAL RELEASE (FPLEOS - BLM)

  FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH ARE HEREBY ACKNOWLEDGED, the undersigned hereby does release and forever discharge Coso Operating Company LLC ("COC"), Coso Transmission Line Partners ("CTLP") and Coso Energy Developers ("CED"), and all of their owners, members, partners, shareholders, affiliates, directors, officers, employees and agents (collectively, the "Releasees") from any and all claims, demands, obligations, liabilities and causes of action of every nature whatsoever with respect to that certain Operation and Maintenance Agreement for BLM Project (the "Plant O&M Agreement"), dated as of May 28, 1999, including, without limitation, any liability to FPL Energy Operating Services, Inc. ("FPLEOS") for any prior performance, past or future non performance, act or omission under or with respect to the Plant O&M Agreement, all environmental related liabilities and Y2K related liabilities with respect to the Facility, the Facility Site (as defined in the Plant O&M Agreement) or otherwise from the beginning of time through the end of the world, except for (i) Section 9.2.1 of the Plant O&M Agreement and (ii) the specific agreements set forth in the Assignment, Assumption and Novation Agreement, dated as of October __, 1999, by and between FPLEOS and COC.

  As to all claims to be released pursuant to this Release, FPLEOS hereby expressly waives any right or benefit available to it under the provisions of
Section 1542 of the California Civil Code, which provides:

  "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

  Additionally, FPLEOS expressly waives any such right or benefit available under comparable provisions of any other state or federal law.

  IN WITNESS WHEREOF, the undersigned has executed and delivered this Release as of the __ day of October, 1999.


                         FPL ENERGY OPERATING SERVICES, INC.,
                         a Florida corporation


                         By:  ____________________________
                              Name:
                              Title:

                                  EXHIBIT A-2

                   GENERAL RELEASE (COC, CTLP AND CED - BLM)

     FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH ARE HEREBY ACKNOWLEDGED, the undersigned hereby do release and forever discharge FPL Energy Operating Services, Inc. ("FPLEOS"), and all of its owners, members, partners, shareholders, affiliates, directors, officers, employees and agents (collectively, the "Releasees") from any and all claims, demands, obligations, liabilities and causes of action of every nature whatsoever with respect to that certain Operation and Maintenance Agreement for BLM Project (the "Plant O&M Agreement"), dated as of May 28, 1999, including, without limitation, any liability to Coso Energy Developers ("CED"), Coso Transmission Line partners ("CTLP") or Coso Operating Company LLC ("COC") for any prior performance, past or future non performance, act or omission under or with respect to the Plant O&M Agreement, all environmental related liabilities and Y2K related liabilities with respect to the Facility, the Facility Site (as defined in the Plant O&M Agreement) or otherwise from the beginning of time through the end of the world, except for the specific agreements set forth in the Assignment, Assumption and Novation Agreement, dated as of October __, 1999, by and between FPLEOS and COC.

     As to all claims to be released pursuant to this Release, COC, CTLP and CED hereby expressly waive any right or benefit available to it under the provisions of Section 1542 of the California Civil Code, which provides:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     Additionally, COC, CTLP and CED expressly waive any such right or benefit available under comparable provisions of any other state or federal law.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Release as of the __ day of October, 1999.


                              COSO OPERATING COMPANY LLC,
                              a Delaware limited liability company


                              By:_________________________
                                  Name:
                                  Title:

                              COSO ENERGY DEVELOPERS,
                              a California general partnership

                              By: New CHIP Company, LLC,
                                  a Delaware limited liability company,
                                  Its:  Managing General Partner


                                  By:   _________________________
                                        Name:
                                        Title:

                              COSO TRANSMISSION LINE PARTNERS,
                              a California general partnership

                              By: Coso Energy Developers,
                                  a California general partnership,
                                  Its:  General Partner

                                   By:  New Chip Company, LLC,
                                        a Delaware limited liability company,
                                        Its:  Managing General Partner


                                        By:_________________________
                                           Name:
                                           Title:

                              By:  Coso Power Developers,
                                   a California general partnership,
                                   Its:  General Partner

                                   By:  New CTC Company, LLC,
                                        a Delaware limited liability company,
                                        Its:  Managing General Partner


                                        By:_________________________
                                           Name:
                                           Title: